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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 26, 1999


                             Fuisz Technologies Ltd.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                    0-27082                    52-1579474
----------------------------      ---------------            -------------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)



      14555 Avion Parkway, Chantilly, VA                       20151
--------------------------------------------------   ---------------------------
    (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code: (703) 995-2400
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         At midnight on August 26, 1999, the cash tender offer from ABCI Acquisition Sub. Corporation ("ABCI"), a wholly owned subsidiary of Biovail Corporation International ("Biovail"), for 6,585,225 shares of common stock(the "Shares") of Fuisz Technologies Ltd. ("Fuisz") expired. Pursuant to the offer, approximately 13,101,667 shares were tendered, including 1,302,257 tendered by guaranteed delivery.

         Pursuant to the terms of the offer, ABCI and Biovail delayed acceptance for payment of, and payment for, the tendered Shares until the Hart-Scott-Rodino waiting period terminated, or expired on September 3, and also intended to delay until they obtained clearance under the applicable Irish antitrust laws. Biovail and Fuisz were notified that the waiting period under the Hart-Scott-Rodino Act was terminated as of September 2, 1999, and Biovail has also received clearance from the Department of Enterprise, Trade, and Employment in Ireland. Pursuant to the terms of the offer, ABCI and Biovail have accepted the payment of 6,585,225 of the 13,101,667 shares validly tendered. In addition, ABCI and Biovail have announced the final proration factor is approximately 50%.

         On September 3, 1999, Fuisz issued a press release relating to the expiration of the tender offer and the acceptance of the validly tendered shares. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         (a)      Not applicable
         (b)      Not applicable
         (c)      Exhibits


         EXHIBIT         DESCRIPTION

          99.1 Press Release dated September 3, 1999, issued by Fuisz Technologies, Ltd.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FUISZ TECHNOLOGIES LTD.



Date: September 8, 1999             By: /s/ Stephen H. Willard
                                        -----------------------------------
                                        Name:  Stephen H. Willard
                                        Title: Executive Vice President and
                                               General Counsel








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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER                              EXHIBIT

          99.1 Press Release dated September 3, 1999, issued by Fuisz Technologies, Ltd.















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